UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 2, 2016


                           TRIDENT BRANDS INCORPORATED
             (Exact name of registrant as specified in its charter)

          Nevada                      000-53707                   26-1367322
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

200 South Executive Drive, Suite 101, Brookfield, WI                53005
      (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (262) 789-6689

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICER; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

RESIGNATION AND APPOINTMENT OF CORPORATE SECRETARY.

Effective December 2, 2016, Michael Browne resigned as Corporate Secretary of Trident Brands Incorporated ("we", "us", "our", "Trident", the "Company"). Michael Browne, who will continue to serve as Brand Director, Chief Financial Officer, and Treasurer of the Company. His resignation was not the result of any disagreement with our Company regarding our operations, policies, practices, or other cause.

Concurrently with Mr. Browne's resignation, our Board of Directors appointed Peter Salvo, Controller of the Company since his appointment on March 21, 2014, to serve as Corporate Secretary.

PETER SALVO, SECRETARY, CONTROLLER

Peter Salvo is a professional accountant with over 25 years of experience in manufacturing, most notably in the automotive industry. Mr. Salvo has served in many capacities, most recently as controller and finance manager with Meritor Suspension Systems Company for 14 years. He has also worked for Rockwell International for 11 years as Manager of Financial Analysis. Mr. Salvo has extensive financial management experience and served as a key member of various management teams.

Mr. Salvo is a Chartered Professional Accountant (CPA) and received his Certified Management Accountant designation in 1985 and holds a bachelor degree in commerce from McMaster University.

RESIGNATION OF DIRECTOR, PRESIDENT, CHIEF EXECUTIVE OFFICER, CHAIR OF AUDIT COMMITTEE, APPOINTMENT OF DIRECTOR OF OPERATIONS

Effective December 2, 2016, Donald MacPhee resigned as a Director of the Board of Directors, and as President, and Chief Executive Officer of our Company. Mr. MacPhee has served as a Director, Chair of our Audit Committee, and as a member of our Corporate Governance Committee since March 21, 2014, and as President and Chief Executive Officer since December 15, 2015. His resignation was not the result of any disagreement with our Company regarding our operations, policies, practices, or other cause. Concurrently with his resignation, Mr. MacPhee was appointed Director of Operations of our Company.

DONALD MACPHEE, DIRECTOR OF OPERATIONS

Donald MacPhee co-founded Continental Ingredients in 1994 and played a major role in taking the company from $650,000 in revenue to over $50 million today. He has over 30 years of experience in the food and beverage ingredient industry, and has worked closely with major North American food and beverage manufacturers to develop new products for their portfolios. Mr. MacPhee holds a business administration and marketing degree from St. Lawrence College.

RESIGNATION OF CHAIRMAN OF THE BOARD OF DIRECTORS, APPOINTMENT OF PRESIDENT

Effective December 2, 2016, Mark Holcombe resigned as Chairman of the Board of Directors and was appointed as President of the Company. His resignation was not the result of any disagreement with our Company regarding our operations, policies, practices, or other cause. Mr. Holcombe continues as a Director of the Board of Directors and as Chair of the Compensation Committee. Mark Holcombe was appointed as a Director of our company on November 5, 2007 and served as Chief Executive Officer, President, Secretary and Treasurer through March 21, 2014.

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
MARK HOLCOMBE, PRESIDENT, DIRECTOR, CHAIR OF THE COMPENSATION COMMITTEE.

Mr. Mark Holcombe is experienced in corporate and investment banking, corporate development and asset management. Mr. Holcombe has over 23 years of banking and corporate finance experience. He has significant experience in M&A advisory, corporate restructurings and public and private debt and equity financings.

Formerly, Mr. Holcombe was Managing Partner of Stirling Partners (Bahamas) Ltd. Formerly, he was a Senior Advisor to Providence Advisors Limited, Managing Director and Head of Asset Management for Madison Williams Holdings, LLC in New York City and Head of Corporate Development/Private Equity of GEM Global Equities Management S.A. Also, He has worked as a senior investment banker at Global Hunter Securities, Donaldson, Lufkin and Jenrette, Gleacher NatWest/NatWest Markets, and ING Capital. Mr. Holcombe presently serves as a Director of Asante Gold Corporation.

Mr. Holcombe holds a B.A. from Colgate University and graduated from the Chemical Bank Corporate Finance Analyst Training Program.

APPOINTMENT OF CHIEF EXECUTIVE OFFICER, DIRECTOR, CHAIRMAN OF THE BOARD OF DIRECTORS

Effective December 2, 2016, Anthony Pallante was appointed as Director and Chairman of our Board of Directors, and as Chief Executive Officer of the Company.

ANTHONY PALLANTE, CHIEF EXECUTIVE OFFICER, DIRECTOR, CHAIRMAN OF THE BOARD OF DIRECTORS

Mr. Anthony M. Pallante is the Founder and Principle of Manchester Capital Inc. and as served as its Chairman and Chief Executive Officer for over 25 years. Prior to Manchester Capital, Mr. Pallante served as a Senior Vice President and Officer at Cott Beverages. Prior to Cott, he served as the President and Principle of Exclusive Beverage, the Ontario Royal Crown Cola franchise, which he sold to Cott. He serves as a Member of Business Advisory Board at Mycell Technologies LLC. He holds a Bachelor of Arts from York University in Toronto and is active in various local and community charities.

APPOINTMENT OF CHAIR OF CORPORATE GOVERNANCE COMMITTEE AND AUDIT COMMITTEE

Effective December 2, 2016, Scott Chapman, our Director and Chair of the Corporate Governance Committee, was appointed as Chair of the Audit Committee of our Board of Directors. Mr. Chapman was first appointed a Director and as Chair of the Governance Committee of our company on March 21, 2014.

SCOTT CHAPMAN, DIRECTOR, CHAIR OF CORPORATE GOVERNANCE COMMITTEE, CHAIR OF AUDIT COMMITTEE

Scott Chapman is an investment professional with over 20 years of experience both in Canada and internationally. Mr. Chapman has acted as senior partner with Lines Overseas Management (Bermuda, Bahamas); and in institutional, retail sales with Midland Walwyn (Montreal, Quebec).

Across numerous financial sectors, Mr. Chapman's responsibilities have included corporate finance, venture capital, institutional and retail sales. From April 2009 to present, Mr. Chapman has been the owner of Hyperion Management. Hyperion is in the business of venture capital, marketing, corporate governance and sports management.

Mr. Chapman is a native of Montreal, Quebec educated at Concordia University and has recently returned to Montreal after 10 years of working in Bermuda and the Bahamas.

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SUMMARY OF CURRENT EXECUTIVE OFFICERS AND DIRECTORS

Effective December 2, 2016, as a result of the above described resignations and appointments, our executive officers and Board of Directors are as follows:

President                          Mark Holcombe

Chief Executive Officer            Anthony Pallante

Chief Financial Officer            Michael Browne

Controller                         Peter Salvo

Director of Operations             Donald MacPhee

Brand Director                     Michael Browne

Secretary                          Peter Salvo

Treasurer                          Michael Browne

Board of Directors                 Mark Holcombe

                                   Scott Chapman

                                   Anthony Pallante (Chairman of the Board)

Audit Committee                    Scott Chapman (Chair)

Corporate Governance Committee     Scott Chapman (Chair)

Compensation Committee             Mark Holcombe (Chair)

There is no understanding or arrangement between any of our officers or directors and any other person pursuant to which our officers or directors were selected or appointed to their respective positions. There are no family relationships among any of our directors, executive officers, or any persons nominated or chosen by us to become a director or executive officer.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIDENT BRANDS INCORPORATED


/s/ Mark Holcombe
----------------------------------------
Mark Holcombe
President and Director

Date: December 9, 2016

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